EXHIBIT 2

                           JOINT FILING STATEMENT

        The undersigned acknowledge and agree that the foregoing Amendment
 3 to Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall be not responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

 Dated: March 14, 2000

                            RCW Holdings, S.A.R.L.

                            By: /s/ J.B. Unsworth
                                -----------------------------------
                                Name: J.B. Unsworth
                                Title: Manager

                            RCW Equities Limited

                            By: /s/ J.B. Unsworth
                                -----------------------------------
                                Name:   J.B. Unsworth
                                Title:  Director

                            RCW Overseas Limited

                            By: /s/ J.B. Unsworth
                                -----------------------------------
                                Name:  J.B. Unsworth
                                Title: Director

                            The LMR Issue Trust by The Monument Trust
                            Company Limited in its capacity as Trustee

                            By: /s/ Geoffrey Le Page
                                ----------------------------------------
                                Name:   Geoffrey Le Page
                                Title:  Director

                            LMR Global Holdings, S.A.R.L.

                            By: /s/ J.B. Unsworth
                                ----------------------------------------
                                Name:  J.B. Unsworth
                                Title: Manager

                            RF Investments Limited

                            By: /s/ J.B. Unsworth
                                ----------------------------------------
                                Name:   J.B. Unsworth
                                Title:  Director


                          RF Holdings Limited


                          By:  /s/ J.B. Unsworth
                               -------------------------------------------
                               Name:  J.B. Unsworth
                               Title: Director

                          The PLR Issue Trust by St. Anne's Trustees
                          Limited in its capacity as Trustee

                          By: /s/  Alan Michael Chick
                              --------------------------------------------
                              Name:  Alan Michael Chick
                              Title: Director

                          St. Anne's Trustees Limited in its capacity as Trustee of the PLR Issue Trust

                          By: /s/  Alan Michael Chick
                              --------------------------------------------
                              Name:  Alan Michael Chick
                              Title: Director

                          FRR Investments Limited

                          By: /s/ J.B. Unsworth
                              --------------------------------------------
                              Name:   J.B. Unsworth
                              Title:  Director


                          The FRR Trust by The Monument Trust Company
                          Limited in its capacity as Trustee

                          By: /s/ Geoffrey Le Page
                              --------------------------------------------
                              Name:  Geoffrey Le Page
                              Title: Director

                          RH Investments Limited

                          By: /s/ J.B. Unsworth
                              --------------------------------------------
                              Name:  J.B. Unsworth
                              Title: Director

                          Rachel Trust by The Monument Trust Company Limited in its capacity as Trustee

                          By: /s/ Geoffrey Le Page
                              ------------------------------------------
                              Name:  Geoffrey Le Page
                              Title: Director

                          VXM Investments Limited

                          By: /s/ J.B. Unsworth
                              ------------------------------------------
                              Name:  J.B. Unsworth
                              Title: Director

                          Vivian Trust by The Monument Trust Company Limited in its capacity as Trustee

                          By: /s/ Geoffrey Le Page
                              -------------------------------------------
                              Name:  Geoffrey Le Page
                              Title: Director

                          LXB Investments Limited


                          By:  /s/ J.B. Unsworth
                               -------------------------------------------
                               Name:  J.B. Unsworth
                               Title: Director

                          Lillian Trust by The Monument Trust Company
                          Limited in its capacity as Trustee

                          By: /s/ Geoffrey Le Page
                              --------------------------------------------
                              Name:  Geoffrey Le Page
                              Title: Director

                          HR Investments Limited

                          By: /s/ J.B. Unsworth
                              --------------------------------------------
                              Name:  J.B. Unsworth
                              Title: Director

                          Henry Trust by The Monument Trust Company Limited in its capacity as Trustee

                          By: /s/ Geoffrey Le Page
                              ---------------------------------------------
                          Name:  Geoffrey Le Page
                          Title: Director

                          The Monument Trust Company Limited in its capacity as Trustee of Rachel Trust, Vivian Trust, Lillian Trust, Henry Trust, LMR Issue Trust and FRR Trust

                          By: /s/ Geoffrey Le Page
                              --------------------------------------------
                              Name:   Geoffrey Le Page
                              Title:  Director